March 6, 2001


Mr. Richard A. Bianco
Chairman, President and Chief Executive Officer
AmBase Corporation
51 Weaver Street
Bldg. 2
Greenwich, CT  06831-5155

Dear Mr. Bianco:

As approved by the Personnel Committee of the Board of Directors of AmBase Corporation (the "Company") at its meeting held on January 2, 2001, the Company hereby agrees to amend your employment agreement dated June 1, 1991, as amended dated March 30, 1993 and February 24, 1997 (collectively, the "Agreement") to increase your annual base salary from $500,000 to $625,000, effectively
January 1, 2001.

It is expressly understood that all other provisions of the Agreement will continue in full force and effect in accordance with its original terms and practices to date.



                                                 AmBase Corporation



                                                By:   /s/ John P. Ferrara
                                                      ---------------------
                                                      John P. Ferrara
                                                      Vice President,
                                                      Chief Financial
                                                      Officer, and Controller

Accepted and agreed to
this 6th day of March, 2001



/s/ Richard A. Bianco
---------------------------
Richard A. Bianco